DELAWARE(SM)
INVESTMENTS
-----------

Delaware Tax-Efficient Equity Fund

Growth of Capital

2000 ANNUAL REPORT

(Growth of Capital Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
------------------------------------------
TABLE OF CONTENTS
-----------------

Letter to Shareholders                   1

Portfolio Management
Review                                   2

Performance Summary                      4

Financial Statements

  Statement of Net Assets                5

  Statement of Operations                7

  Statements of Changes in
  Net Assets                             8

  Financial Highlights                   9

  Notes to Financial
  Statements                            11

  Report of Independent
  Auditors                              13

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                 o High-yield bonds
    o Mid-cap equity                   o Investment grade bonds
    o Small-cap equity                 o Municipal bonds (23 single-state funds)
    o International equity             o International fixed-income
    o Balanced
[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"DELAWARE TAX-EFFICIENT EQUITY FUND ADHERED TO ITS STRATEGY OF SELECTING COMPANIES THAT, IN OUR OPINION, HAVE CONSISTENT EARNINGS GROWTH AND REASONABLE VALUATIONS."

June 12, 2000

Recap of Events - Over the past 12 months, the U.S. economy roared through its ninth consecutive year of uninterrupted expansion. Ignoring multiple efforts by the Federal Reserve Board to rein it in, the economy continued to set a blistering pace right into the first quarter of calendar 2000 when the Gross Domestic Product (GDP) rose more than 5% on an annualized basis in just three months (Source: Bloomberg).

At the beginning and again at the end of our fiscal year market interest broadened to include an array of U.S. companies representing a variety of sectors. This was promising for us; however, for most of the period in between the markets remained narrowly focused on technology stocks.

The tech boom even brushed off multiple Fed interest rate hikes from June, 1999 through February, 2000. On the other hand, the so-called "old economy" stocks of the Dow Jones Industrial Average were not immune to rising interest rates and many of them, largely as a result of interest rate pressures, posted negative returns for the last six months.

Delaware Tax-Efficient Equity Fund adhered to its strategy of selecting companies that, in our opinion, have consistent earnings growth and reasonable valuations. Unfortunately, with the market largely ignoring both earnings and valuation levels for much of our fiscal period, Delaware Tax-Efficient Equity Fund experienced a loss of -6.87% (Class A shares at net asset value with distributions reinvested). On the positive side, a shift to a broader market focus emerged in March and April, 2000 and resulted in positive results for your Fund during this period.

Market Outlook - We believe Delaware Tax-Efficient Equity Fund is well positioned to benefit from a continued broadening of investor interest to include stocks other than technology and a renewed appreciation of earnings and valuations as key indicators of future stock appreciation.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


Total Return

For Period Ended April 30, 2000                              One Year
----------------------------------------------------------------------
Delaware Tax-Efficient Equity Fund Class A                     -6.87%
----------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average (411 funds)               +15.59%
Standard & Poor's 500 Index                                   +10.12%
----------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 4. The Lipper Multi-Cap Core Funds Average is the average of all multi-cap mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The S&P 500 Index is an unmanaged composite of mostly large capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Francis X. Morris
Senior Portfolio Manager
June 12, 2000

The Fund's Results
Fiscal 2000 was a difficult year for Delaware Tax-Efficient Equity Fund with total return falling 6.87% for the 12 months ended April 30, 2000 (Class A shares at net asset value with distributions reinvested). By comparison, the S&P 500 Index generated a return of 10.12% and the Lipper Multi-Cap Core Funds Average returned 15.59% over the same period.

The primary reason for this relatively poor performance was that the Fund's strategy of focusing on stocks selling below their true value with a consistent record of earnings growth precluded us from buying many of the high flying technology issues that dominated the markets over the course of the year. As a result, we didn't share in some of the truly spectacular gains generated by technology companies that either had no earnings or were already priced at valuation levels far in excess of what we believe to be justified.

Additionally, our goal of minimizing tax exposure by holding our investments for fairly long periods of time clearly ran counter to the rapid trading mentality that dominated the market for much of our fiscal year.

Happily, in March and April, 2000, the market broadened and investors began to shift money away from so-called "new economy" stocks of the Nasdaq Composite and toward a number of undervalued issues where strong earnings could be purchased at a reasonable price. As a result, your Fund achieved positive results in March and April.

Portfolio Highlights

In fiscal 2000, Delaware Tax-Efficient Equity Fund continued to emphasize sectors and individual stocks that met our criteria of:

(1) Attractive valuations relative to potential growth.

(2) Consistent earnings growth under a variety of economic conditions.

(3) Excess cash flow that can be re-invested in the business.

(4) Whenever possible, a positive company-specific event that might be expected to impact growth.

We have significant holdings in the energy, capital goods and financial sectors. And while we've been underweighted in technology compared to the S&P 500 Index, we do own a number of technology issues that seem undervalued in light of their consistent earnings growth. These include IBM, Compaq Computer and Symbol Technologies, a company that designs and sells handheld scanners that experienced earnings growth of 20% in 1999.


(Growth of Capital Artwork)

"WE REMAIN FIRM IN OUR CONVICTION THAT, OVER THE LONG RUN, INVESTING IN COMPANIES WHOSE EARNINGS GROWTH IS CONSISTENTLY TWICE THAT OF THE S&P 500 INDEX HAS THE POTENTIAL TO PAY OFF HANDSOMELY."

We remain positive about financial companies which we believe have been significantly undervalued for some time and have begun adding selectively to our holdings. We own Federal Home Loan Mortgage Corporation (Freddie Mac), Fleet Boston Financial and Wells Fargo & Company which all share a high degree of earnings consistency and visibility going forward.

Outlook

While we expect to see volatile market conditions for some time to come, we are optimistic that we will not see a return to the narrow market focus that made the past 12 months so difficult. We are looking for a more balanced environment where stock picking based on earnings and valuations will become increasingly important.

We remain firm in our conviction that, over the long run, investing in companies whose earnings growth is consistently twice that of the S&P 500 Index has the potential to pay off handsomely. The simple fact is earnings do matter. Valuations matter. Our job as investors is to purchase stocks with consistently growing earnings at a reasonable price and that's what we continue to focus on.



Portfolio Highlights

                                                 April 30, 2000           April 30, 1999
-----------------------------------------------------------------------------------------
Beta*                                                 0.87                    0.85
-----------------------------------------------------------------------------------------
Median Market Capitalization                     $21.3 billion           $7.7 billion
-----------------------------------------------------------------------------------------
Number of Stocks                                       57                      61
-----------------------------------------------------------------------------------------
Average Stock Price-to-Earnings Ratio**              24.8x                   23.5x
-----------------------------------------------------------------------------------------
Top Sector                                   Computers & Technology     Consumer Growth
-----------------------------------------------------------------------------------------
Annual Portfolio Turnover                             117%                    48%
-----------------------------------------------------------------------------------------

 *Beta measures volatility of a fund relative to the S&P 500 Index and is based on monthly returns for the last three years. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index. Because Delaware Tax-Efficient Equity is less than three years old, it's Beta is calculated since the Fund's inception.

**P/Es are based on analysts earnings estimates as reported to First Call.

FUND BASICS
-----------

Fund Objectives
The Fund seeks to provide a high total return on an after-tax basis.

Total Fund Assets
$58.70 million

Number of Holdings
57

Fund Start Date
June 27, 1997

Your Fund Manager
Francis X. Morris received a bachelor's degree at Providence College and an MBA degree from Widener University. He joined Delaware in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is a past president of the Financial Analysts Society of Philadelphia and is a member of the Association for Investment Management and Research and the National Association of Petroleum Investment Analysts.

NASDAQ Symbols
Class A  DVXAX
Class B  DVXBX
Class C  DVXCX


DELAWARE TAX-EFFICIENT EQUITY FUND PERFORMANCE
----------------------------------------------

Growth of a $10,000 Investment
June 27,1997 through April 30, 2000

                           [PLOT POINTS NEEDED!!!!!]

Chart assumes $10,000 invested on June 27, 1997. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of distributions and capital gains. Performance of other Fund classes will vary due to different charges and expenses. Past performance does not guarantee future results.

Average Annual Total Returns
Through April 30, 2000                            Lifetime             One Year
--------------------------------------------------------------------------------
Class A (Est. 6/27/97)
   Excluding Sales Charge                          +9.42%               -6.87%
   Including Sales Charge                          +7.16%              -12.23%
--------------------------------------------------------------------------------
Class B (Est. 6/27/97)
   Excluding Sales Charge                          +8.68%               -7.55%
   Including Sales Charge                          +7.77%              -12.18%
--------------------------------------------------------------------------------
Class C (Est. 6/27/97)
   Excluding Sales Charge                          +8.71%               -7.55%
   Including Sales Charge                          +8.71%               -8.47%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Efficient Equity Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average total annual returns for the lifetime and one-year periods ended April 30, 2000 for Delaware Tax-Efficient Equity Fund Institutional Class were +9.19%, and -6.20%, respectively. The Institutional Class (Est. August 29,1997) is available without sales charge or asset-based distribution charges only to certain eligible institutional accounts.

NASDAQ Symbol Institutional Shares: DVXIX

Statement of Net Assets

Delaware Tax-Efficient Equity Fund
----------------------------------

                                                          Number of     Market
April 30, 2000                                             Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 100.15%
 Banking, Finance & Insurance - 16.74%
 American International Group ....................          9,575    $ 1,050,258
 Bank of New York ................................         24,500      1,006,031
 Citigroup .......................................         25,500      1,515,656
 Federal Home Loan Mortgage Corporation ..........         31,600      1,451,625
 Fleet Boston Financial ..........................         44,500      1,576,969
 MBNA ............................................         67,100      1,782,344
 UnionBanCal .....................................         16,700        462,381
 Wells Fargo & Company ...........................         23,900        981,394
                                                                     -----------
                                                                       9,826,658
                                                                     -----------
 Cable, Media & Publishing - 3.46%
 Gannett .........................................         22,100      1,411,638
 Knight-Ridder ...................................         12,600        618,188
                                                                     -----------
                                                                       2,029,826
                                                                     -----------
 Computers & Technology - 18.42%
*Atmel ...........................................          8,200        401,288
*CGS Systems International .......................         30,600      1,411,425
 Compaq Computer .................................         24,800        725,400
 Computer Associates International ...............         17,700        987,881
*Gateway .........................................         10,100        558,025
 International Business Machines .................         11,100      1,239,038
*Microsoft .......................................          9,000        627,750
 Motorola ........................................          3,900        464,344
*National Semiconductor ..........................          4,800        291,600
 Nortel Networks .................................          5,000        566,250
*Oracle ..........................................         13,100      1,047,181
 Pharmacia .......................................         19,397        968,638
*Tellabs .........................................         12,500        685,156
 United Technologies .............................         13,500        839,531
                                                                     -----------
                                                                      10,813,507
                                                                     -----------
 Electronics & Electrical Equipment - 10.65%
*Integrated Device Tech ..........................         23,700      1,139,081
 Intel ...........................................         21,000      2,663,063
 Symbol Technologies .............................         27,075      1,509,431
*Waters Corporation ..............................          9,900        940,500
                                                                     -----------
                                                                       6,252,075
                                                                     -----------
 Energy - 12.02%
 Amerada Hess ....................................         10,800        687,150
 Coastal .........................................         19,200        963,600
 Columbia Energy Group ...........................         14,100        884,775
 Halliburton .....................................         16,300        720,256
*Nabors Industries ...............................         15,300        603,394
 Schlumberger Limited ............................         18,600      1,424,063
 Shell Transport & Trading ADR ...................         18,700        902,275
 Tosco ...........................................         27,200        872,100
                                                                     -----------
                                                                       7,057,613
                                                                     -----------
-------------
Top 10 stock holdings, representing 28.51% of net assets, are printed in bold.

                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------

 Common Stock (continued)
 Environmental Services - 1.11%
 Ecolab ..........................................         16,700     $  652,344
                                                                      ----------
                                                                         652,344
                                                                      ----------
 Food, Beverage & Tobacco - 1.93%
*Kroger ..........................................         60,900      1,130,456
                                                                      ----------
                                                                       1,130,456
                                                                      ----------
 Healthcare & Pharmaceuticals - 8.65%
 American Home Products ..........................         17,500        983,281
 Cardinal Health .................................         13,200        726,825
 Johnson & Johnson ...............................         10,300        849,750
 Pfizer ..........................................         21,600        909,900
*Sybron International ............................         37,100      1,154,738
*Watson Pharmaceutical ...........................         10,100        453,869
                                                                      ----------
                                                                       5,078,363
                                                                      ----------
 Industrial Machinery - 8.55%
 Danaher .........................................         22,600      1,291,025
 General Electric ................................          8,200      1,289,450
 Honeywell International .........................         26,987      1,511,272
 Pentair .........................................         24,200        925,650
                                                                      ----------
                                                                       5,017,397
                                                                      ----------
 Leisure, Lodging & Entertainment - 3.16%
 Viad ............................................         73,200      1,857,450
                                                                      ----------
                                                                       1,857,450
                                                                      ----------
 Retail - 4.42%
 Circuit City Stores .............................         18,000      1,058,625
 Lowe's Companies ................................         18,300        905,850
 Wal-Mart Stores .................................         11,400        631,275
                                                                      ----------
                                                                       2,595,750
                                                                      ----------
 Telecommunications - 8.70%
 AT&T ............................................         29,700      1,386,619
 ALLTEL ..........................................         16,800      1,119,300
 GTE .............................................         21,300      1,443,075
 SBC Communications ..............................         26,500      1,161,031
                                                                      ----------
                                                                       5,110,025
                                                                      ----------
 Miscellaneous - 2.34%
 Avery Dennison ..................................         20,900      1,371,563
                                                                      ----------
                                                                       1,371,563
                                                                      ----------
 Total Common Stock (cost $53,239,612) ...........                    58,793,027
                                                                      ----------

                                                         Principal      Market
Delaware Tax-Efficient Equity Fund                         Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 0.51%
   With Chase Manhattan 5.68% 5/1/00
     (dated 4/28/00, collateralized by
     $104,000 U.S. Treasury Notes 4.75%
     due 2/15/04, market value $98,744) .........   $     96,000   $     96,000
   With J.P. Morgan Securities 5.70% 5/1/00
     (dated 4/28/00, collateralized by $72,000
     U.S. Treasury Notes 5.875% due
     10/31/01, market value $73,017 and
     $31,000 U.S. Treasury Notes 6.25%
     due 10/31/01, market value $31,943) ........        103,000        103,000
   With PaineWebber 5.70% 5/1/00
     (dated 4/28/00, collateralized by $5,000
     U.S. Treasury Notes 4.50% due 1/31/01,
     market value $4,923 and $66,000 U.S.
     Treasury Notes 5.50% due 7/31/01,
     market value $66,318 and $33,000
     U.S. Treasury Notes 7.25% due 8/15/01,
     market value $33,761) ......................        103,000        103,000
                                                                   ------------
   Total Repurchase Agreements
     (cost $302,000) ............................                       302,000
                                                                   ------------
   Total Market Value of Securities -
     100.66% (cost $53,541,612) .................                  $ 59,095,027
   Liabilities Net of Receivables and
     Other Assets - (0.66%) .....................                      (391,238)
                                                                   ------------
   Net Assets Applicable to 5,410,338
     Shares Outstanding - 100.00% ...............                  $ 58,703,789
                                                                   ============
   Net Asset Value - Delaware Tax-Efficient
     Equity Fund A Class ($22,860,929 /
     2,081,831 Shares) ..........................                        $10.98
                                                                         ------
   Net Asset Value - Delaware Tax-Efficient
     Equity Fund B Class ($29,135,798 /
     2,706,163 Shares) ..........................                        $10.77
                                                                         ------
   Net Asset Value - Delaware Tax-Efficient
     Equity Fund C Class ($6,707,051 /
     622,343 Shares) ............................                        $10.78
                                                                         ------
   Net Asset Value - Delaware Tax-Efficient
     Equity Fund Institutional Class ($11.04 /
     1 Share) ...................................                        $11.04
                                                                         ------
--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2000:
Shares of Beneficial Interest, (Unlimited
   Authorization - No Par) ................................        $ 59,501,238
Accumulated net realized loss on investments ..............          (6,350,864)
Net unrealized appreciation of investments ................           5,553,415
                                                                   ------------
Total net assets ..........................................        $ 58,703,789
                                                                   ============
--------------------
* Non-incoming producing security for the year ended April 30, 2000.

  ADR-American Depository Receipt

Net Asset Value and Offering Price per
   Share - Delaware Tax-Efficient Equity Fund
Net asset value A Class (A) ...............................              $10.98
Sales charge (5.75% of offering price or
   6.10% of amount invested per share) (B) ................                0.67
                                                                         ------
Offering price ............................................              $11.65

-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Operations


Year Ended April 30, 2000                     Delaware Tax-Efficient Equity Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends .........................................   $   891,021
Interest ..........................................       149,418   $ 1,040,439
                                                      -----------

Expenses:
Management fees ...................................       621,986
Distribution expense ..............................       587,862
Dividend disbursing and transfer agent fees
  and expenses ....................................       107,900
Registration fees .................................        61,200
Accounting and administration .....................        33,262
Reports and statements to shareholders ............        28,766
Professional fees .................................        11,550
Custodian fees ....................................         4,764
Taxes (other than taxes on income) ................         1,812
Trustees' fees ....................................         1,229
Other .............................................        16,022
                                                      -----------
                                                        1,476,353
Less expenses absorbed or waived ..................       (15,300)
Less expenses paid indirectly .....................        (2,346)
                                                      -----------
Total expenses ....................................                   1,458,707
                                                                    -----------

Net Investment Loss ...............................                    (418,268)
                                                                    -----------

Net Realized and Unrealized Loss on
  Investments:
Net realized loss on investments ..................                  (3,007,008)
Net change in unrealized appreciation/
  depreciation of investments .....................                  (4,848,748)
                                                                    -----------

Net Realized and Unrealized Loss on Investments ...                  (7,855,756)
                                                                    -----------

Net Decrease in Net Assets Resulting
  from Operations .................................                 $(8,274,024)
                                                                    ===========

                             See accompanying notes

Statements of Changes in Net Assets


                                              Delaware Tax-Efficient Equity Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                        4/30/00       4/30/99

Increase (Decrease) in Net Assets from Operations:
Net investment loss ...............................   $  (418,268)  $  (227,386)
Net realized loss on investments ..................    (3,007,008)   (3,262,075)
Net change in unrealized appreciation/
  depreciation of investments .....................    (4,848,748)    7,903,047
                                                      -------------------------
Net increase (decrease) in net assets resulting
  from operations .................................    (8,274,024)    4,413,586
                                                      -------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................     8,272,325    33,069,935
  B Class .........................................    13,425,139    31,064,593
  C Class .........................................     4,283,208    10,405,073
  Institutional Class .............................        79,623            --
                                                      -------------------------
                                                       26,060,295    74,539,601

Cost of shares repurchased:
  A Class .........................................   (22,172,379)   (8,957,811)
  B Class .........................................   (18,799,714)   (2,413,381)
  C Class .........................................    (7,713,223)   (2,207,359)
  Institutional Class .............................       (79,363)           --
                                                      -------------------------
                                                      (48,764,679)  (13,578,551)
                                                      -------------------------
Increase (decrease) in net assets derived from
  capital share transactions ......................   (22,704,384)   60,961,050
                                                      -------------------------
Net Increase (Decrease) in Net Assets .............   (30,978,408)   65,374,636

Net Assets:
Beginning of year .................................    89,682,197    24,307,561
                                                      -------------------------
End of year .......................................   $58,703,789   $89,682,197
                                                      =========================


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:               Delaware Tax-Efficient Equity Fund  Delaware Tax-Efficient Equity Fund
                                                                                 A Class                             B Class
----------------------------------------------------------------------------------------------------------------------------
                                                                                Period                              Period
                                                                              6/27/97(1)                          6/27/97(1)
                                                          Year Ended              to            Year Ended            to
                                                      4/30/00     4/30/99      4/30/98     4/30/00      4/30/99     4/30/98
Net asset value, beginning of period ...............  $11.790     $11.010      $ 8.500     $11.650      $10.960     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2) ....................   (0.008)     (0.006)       0.010      (0.089)      (0.089)     (0.053)
  Net realized and unrealized gain (loss)
    on investments .................................   (0.802)      0.786        2.500      (0.791)       0.779       2.513
                                                      ---------------------------------------------------------------------
  Total from investment operations .................   (0.810)      0.780        2.510      (0.880)       0.690       2.460
                                                      ---------------------------------------------------------------------

Net asset value, end of period .....................  $10.980     $11.790      $11.010     $10.770      $11.650     $10.960
                                                      =====================================================================

Total return(3) ....................................   (6.87%)      7.09%       29.53%      (7.55%)       6.30%      28.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........  $22,861     $40,174      $13,898     $29,136      $38,225      $7,958
  Ratio of expenses to average net assets ..........    1.32%       1.45%        1.47%       2.07%        2.20%       2.20%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly .......................    1.37%       1.61%        1.99%       2.07%        2.36%       2.72%
  Ratio of net investment income (loss) to average
    net assets .....................................   (0.07%)     (0.10%)       0.13%      (0.82%)      (0.85%)     (0.60%)
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly .......................   (0.12%)     (0.26%)      (0.39%)     (0.82%)      (1.01%)     (1.12%)
  Portfolio turnover ...............................     117%         48%          14%        117%          48%         14%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Efficient Equity Fund C Class
---------------------------------------------------------------------------------------------------------------
                                                                                                      Period
                                                                                                     6/27/97(1)
                                                                            Year Ended                  to
                                                                      4/30/00         4/30/99         4/30/98
Net asset value, beginning of period ...............................  $11.660         $10.960          $ 8.500

Income (loss) from investment operations:
  Net investment income (loss)(2) ..................................   (0.089)         (0.089)          (0.054)
  Net realized and unrealized gain (loss) on investments ...........   (0.791)          0.789            2.514
                                                                      ----------------------------------------
Total from investment operations ...................................   (0.880)          0.700            2.460
                                                                      ----------------------------------------

Net asset value, end of period .....................................  $10.780         $11.660          $10.960
                                                                      ========================================

Total return(3) ....................................................   (7.55%)          6.39%           28.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........................   $6,707         $11,284           $2,451
  Ratio of expenses to average net assets ..........................    2.07%           2.20%            2.20%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ........................    2.07%           2.36%            2.72%
  Ratio of net investment loss to average net assets ...............   (0.82%)         (0.85%)          (0.60%)
  Ratio of net investment loss to average net assets prior
    to expense limitation and expenses  paid indirectly ............   (0.82%)         (1.01%)          (1.12%)
  Portfolio turnover ...............................................     117%             48%              14%

-----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

For the periods September 1, 1997 through March 9, 1998, and June 17, 1999 through June 23, 1999, the Institutional Class sold shares which were subsequently redeemed by shareholders. As of April 30, 2000 and since the commencement of operations of the Institutional Class, excluding the aforementioned activity, the Institutional class had one share outstanding, representing initial seed purchase. Data for this class is excluded from the Financial Highlights because the data is not believed to be meaningful.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers three series: Delaware Select Growth Fund (formerly Aggressive Growth Fund), Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Tax-Efficient Equity Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from investment income and distributions from capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,912 for the period ended April 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $434 for the period ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the statement of operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of; 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess of $2,500 million. At April 30, 2000 the Fund had a liability for investment management fees and other expenses payable to DMC of $38,988.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through December 31, 2000.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $9,595.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the period from February 1, 1998 through December 31, 2000, DDLP has elected to waive its fees to ensure that annual fees received from A Class do not exceed 0.25% of the daily net assets of A Class.

For the year ended April 30, 2000, DDLP earned $28,358 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the year ended April 30, 2000, the Fund made purchases of $92,697,432 and sales of $107,577,124 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $53,964,856.

At April 30, 2000, unrealized appreciation for federal income tax purposes aggregated $5,130,171 of which $7,541,046 related to unrealized appreciation of securities and $2,410,875 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at April 30, 2000 of $6,174,537 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows:
2006 - $11,808, 2007 - $691,649 and 2008 - $5,224,160.

4. Capital Shares

Transactions in capital shares were as follows:

                                                               Year Ended
                                                          4/30/00      4/30/99
Shares sold:
  A Class                                                 735,398     2,949,298
  B Class                                               1,205,712     2,770,177
  C Class                                                 383,253       938,246
  Institutional Class                                       6,731            --
                                                        ---------     ---------
                                                        2,331,094     6,657,721
                                                        ---------     ---------

Shares repurchased:
  A Class                                              (2,060,037)     (804,809)
  B Class                                              (1,779,812)     (216,108)
  C Class                                                (728,948)     (193,787)
  Institutional Class                                      (6,731)           --
                                                        ---------     ---------
                                                       (4,575,528)   (1,214,704)
                                                        ---------     ---------
Net increase (decrease)                                (2,244,434)    5,443,017
                                                        =========     =========
5. Line of Credit

Effective October 8, 1999, the Delaware Tax-Efficient Equity Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Tax-Efficient Equity Fund had a committed line of credit of $3,300,000. The Fund had no amounts outstanding at April 30, 2000 or at any time during the fiscal year.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds III - Delaware Tax-Efficient Equity Fund

We have audited the accompanying statement of net assets of Delaware Tax-Efficient Equity Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Efficient Equity Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
June 5, 2000

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Efficient Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Efficient Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Charles E. Peck                            Investment Manager
                                               Retired                                    Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                           International Affiliate
Philadelphia, PA                               Vice President and Treasurer               Delaware International Advisers Ltd.
                                               3M Corporation                             London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA

David K. Downes                                AFFILIATED OFFICERS                        Shareholder Servicing, Dividend
President and Chief Executive Officer                                                     Disbursing and Transfer Agent
Delaware Investments Family of Funds           Charles E. Haldeman, Jr.                   Delaware Service Company, Inc.
Philadelphia, PA                               President and Chief Executive Officer      Philadelphia, PA
                                               Delaware Management Holdings, Inc.
John H. Durham                                 Philadelphia, PA
Private Investor                                                                          1818 Market Street
Horsham, PA                                    Richard J. Flannery                        Philadelphia, PA 19103-3682
                                               Executive Vice President
Anthony D. Knerr                               and General Counsel
Consultant, Anthony Knerr & Associates         Delaware Investments Family of Funds
New York, NY                                   Philadelphia, PA

Ann R. Leven                                   Bruce D. Barton
Former Treasurer, National Gallery of Art      President and Chief Executive Officer
Washington, DC                                 Delaware Distributors, L.P.
                                               Philadelphia, PA
Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3220)                                        Printed in the USA
AR-437 [4/00] PPL 6/00                                     (J5938)